AXA PREMIER VIP TRUST – MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

SUPPLEMENT DATED SEPTEMBER 20, 2010 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2010

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2010 of the Multimanager Aggressive Equity Portfolio of the AXA Premier VIP Trust (“Trust”). You should read this Supplement in connection with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of the Prospectus at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about several sub-adviser additions to the Multimanager Aggressive Equity Portfolio.

The legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus as supplemented May 1, 2010, June 7, 2010, July 20, 2010, July 28, 2010, August 1, 2010, August 13, 2010 and September 20, 2010 and Statement of Additional Information (“SAI”), dated May 1, 2010, as supplemented August 1, 2010, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2009, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-888-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

*****

Effective September 20, 2010, Goodman & Co. NY Ltd., T. Rowe Price & Associates, Inc. and Westfield Capital Management Company have been added as additional sub-advisers to the Portfolio. As a result, the following information has been added to the section entitled “Who Manages the Portfolio” of the Summary Prospectus:

Sub-Adviser: Goodman & Co. NY Ltd.

Portfolio Manager:

Name	Title	Date Began Managing a Portion of the Portfolio
Noah Blackstein	Vice President	September 2008

Sub-Adviser: T. Rowe Price Associates, Inc.

Portfolio Manager:

Name	Title	Date Began Managing a Portion of the Portfolio
Robert W. Sharps	Vice President	January 2007

Sub-Adviser: Westfield Capital Management Company, L.P.

Portfolio Manager:

Name	Title	Date Began Managing a Portion of the Portfolio
William A. Muggia	President, Chief Executive Officer and Chief Investment Officer	August 2008